SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 7, 2002



                             GRAPHON CORPORATION
              (Exact name of Registrant as specified in Charter)



         Delaware                        0-21683             13-3899021
(State or other jurisdiction of   (Commission File No.)    (IRS Employer
      incorporation                                        Identification
                                                               Number)


400 Cochrane Circle, Morgan Hills, California     95037
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:   (408) 201-7100



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Item 5.  Other Events

      Our employment of Walter Keller, our president and co-founder, was terminated by mutual agreement as of January 10, 2002. By agreement dated January 28, 2002 we paid Mr. Keller the sum of $337,500 in exchange for his release of any and all claims against us, including but not limited to those relating to his employment agreement dated February 7, 2001.

      Our employment of Robin Ford, our executive vice president, co-founder along with Mr. Keller, and Mr. Keller's spouse, was also terminated by mutual agreement as of January 10, 2002. By agreement dated January 28, 2002 we paid Ms. Ford the sum of $162,500 in exchange for her release of any and all claims against us, including but not limited to those relating to her employment agreement dated February 7, 2001.



Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

                  (c)(i) General Release Agreement dated January 28, 2002 between Graphon Corporation and
                              Walter Keller

                      (ii) General Release Agreement dated January 28, 2002 between Graphon Corporation and
                              Robin Ford





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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      February 7, 2002                     GRAPHON CORPORATION
                                                 (Registrant)

                                          By:    /s/William Swain
                                                 ---------------------------
                                                 William Swain
                                                 Chief Financial Officer